EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Abington Bancorp, Inc. for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned James P. McDonough, President and Chief Executive Officer and James K. Hunt, Chief Financial Officer and Treasurer of Abington Bancorp, Inc., certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James P. McDonough		/s/ James K. Hunt
James P. McDonough		James K. Hunt
President and Chief Executive Officer		Chief Financial Officer and Treasurer

Date:	May 15, 2003